Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 30 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of August 31, 2020, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,919,134 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 13 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$482,381,989
Aggregate Outstanding Principal Balance – Treasury Bill	$12,776,078
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	2.65%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$469,605,911
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	97.35%
Number of Borrowers	16,292
Average Outstanding Principal Balance Per Borrower	$29,609
Number of Loans	29,569
Average Outstanding Principal Balance Per Loan – Treasury Bill	$43,604
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,041
Weighted Average Remaining Term to Scheduled Maturity	169 months
Weighted Average Annual Interest Rate	4.31%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	6,799	$104,469,095	21.7%
3.01% to 3.50%	5,312	79,334,816	16.4
3.51% to 4.00%	5,822	83,537,699	17.3
4.01% to 4.50%	6,789	98,151,932	20.3
4.51% to 5.00%	1,419	23,891,177	5.0
5.01% to 5.50%	443	9,429,385	2.0
5.51% to 6.00%	401	8,810,030	1.8
6.01% to 6.50%	586	13,658,026	2.8
6.51% to 7.00%	667	15,118,516	3.1
7.01% to 7.50%	267	7,416,064	1.5
7.51% to 8.00%	431	11,624,478	2.4
8.01% to 8.50%	527	21,005,590	4.4
Equal to or greater than 8.51%	106	5,935,181	1.2

Total	29,569	$482,381,989	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	3,203	$9,022,261	1.9%
$ 5,000.00-$ 9,999.99	2,563	18,493,080	3.8
$10,000.00-$14,999.99	1,790	22,257,910	4.6
$15,000.00-$19,999.99	1,562	27,167,308	5.6
$20,000.00-$24,999.99	1,171	26,253,643	5.4
$25,000.00-$29,999.99	869	23,756,487	4.9
$30,000.00-$34,999.99	743	24,076,570	5.0
$35,000.00-$39,999.99	643	24,103,667	5.0
$40,000.00-$44,999.99	495	20,982,334	4.3
$45,000.00-$49,999.99	415	19,679,484	4.1
$50,000.00-$54,999.99	338	17,761,322	3.7
$55,000.00-$59,999.99	314	17,986,891	3.7
$60,000.00-$64,999.99	229	14,277,783	3.0
$65,000.00-$69,999.99	237	15,993,487	3.3
$70,000.00-$74,999.99	189	13,689,498	2.8
$75,000.00-$79,999.99	177	13,702,944	2.8
$80,000.00-$84,999.99	149	12,263,033	2.5
$85,000.00-$89,999.99	131	11,452,765	2.4
$90,000.00-$94,999.99	114	10,536,061	2.2
$95,000.00-$99,999.99	113	11,025,809	2.3
$100,000.00 and above	847	127,899,651	26.5

Total	16,292	$482,381,989	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	28,804	$465,692,393	96.5%
31-60 days	357	7,213,443	1.5
61-90 days	130	2,838,116	0.6
91-120 days	72	2,060,482	0.4
121-150 days	41	1,027,695	0.2
151-180 days	33	838,732	0.2
181-210 days	29	527,533	0.1
Greater than 210 days	103	2,183,596	0.5

Total	29,569	$482,381,989	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	69	$8,902	*
4 to 12	408	1,034,449	0.2%
13 to 24	697	2,206,986	0.5
25 to 36	1,004	4,331,763	0.9
37 to 48	4,503	14,187,622	2.9
49 to 60	1,573	8,146,586	1.7
61 to 72	1,173	7,781,652	1.6
73 to 84	991	7,834,664	1.6
85 to 96	1,109	9,616,466	2.0
97 to 108	3,444	30,660,229	6.4
109 to 120	1,334	17,111,245	3.5
121 to 132	1,813	31,365,306	6.5
133 to 144	1,345	26,066,881	5.4
145 to 156	1,167	25,262,237	5.2
157 to 168	3,382	75,255,176	15.6
169 to 180	1,222	32,509,207	6.7
181 to 192	870	27,282,902	5.7
193 to 204	955	37,152,348	7.7
205 to 216	685	27,674,272	5.7
217 to 228	557	25,018,492	5.2
229 to 240	351	15,108,342	3.1
241 to 252	201	9,620,134	2.0
253 to 264	145	8,185,589	1.7
265 to 276	112	5,946,329	1.2
277 to 288	90	5,374,178	1.1
289 to 300	115	6,749,029	1.4
301 to 312	124	8,851,677	1.8
313 to 324	22	1,564,216	0.3
325 to 336	21	1,256,287	0.3
337 to 348	17	1,924,977	0.4
349 to 360	46	4,694,704	1.0
361 and above	24	2,599,144	0.5

Total	29,569	$482,381,989	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	732	$14,455,379	3.0%
Forbearance	1,810	45,751,048	9.5
Repayment
First year in repayment	177	6,981,574	1.4
Second year in repayment	162	6,301,058	1.3
Third year in repayment	188	7,888,890	1.8
More than 3 years in repayment	26,500	401,004,040	83.1

Total	29,569	$482,381,989	100.0%

(1)Of the trust student loans in forbearance status, approximately 716 loans with an aggregate outstanding principal balance of $20,738,401, representing 4% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 142.9 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	20.4	-	198.4
Forbearance	-	2.6	194.0
Repayment	-	-	164.0

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $14,455,379 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $10,598,844 or approximately 73.3% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	161	$3,192,125	0.7%
Alaska	48	705,586	0.1
Arizona	441	8,089,025	1.7
Arkansas	174	3,143,245	0.7
California	2,886	52,637,434	10.9
Colorado	457	7,727,625	1.6
Connecticut	419	4,598,224	1.0
Delaware	55	873,038	0.2
District of Columbia	87	1,940,437	0.4
Florida	1,056	21,552,215	4.5
Georgia	659	11,766,703	2.4
Hawaii	71	1,460,948	0.3
Idaho	91	1,723,725	0.4
Illinois	979	14,443,550	3.0
Indiana	510	8,223,474	1.7
Iowa	117	1,787,291	0.4
Kansas	277	3,451,781	0.7
Kentucky	262	4,082,717	0.8
Louisiana	744	10,486,707	2.2
Maine	64	1,021,576	0.2
Maryland	523	10,161,684	2.1
Massachusetts	743	10,375,539	2.2
Michigan	733	12,695,620	2.6
Minnesota	345	4,107,718	0.9
Mississippi	109	2,028,513	0.4
Missouri	483	7,363,984	1.5
Montana	33	545,587	0.1
Nebraska	40	594,160	0.1
Nevada	168	3,439,390	0.7
New Hampshire	121	1,600,798	0.3
New Jersey	736	14,688,743	3.0
New Mexico	93	1,448,635	0.3
New York	2,910	40,400,630	8.4
North Carolina	530	9,666,896	2.0
North Dakota	4	36,771	*
Ohio	3,860	67,505,403	14.0
Oklahoma	678	9,411,565	2.0
Oregon	459	6,646,531	1.4
Pennsylvania	856	15,116,030	3.1
Rhode Island	53	946,539	0.2
South Carolina	207	4,428,115	0.9
South Dakota	29	611,532	0.1
Tennessee	453	6,146,043	1.3
Texas	3,495	52,156,777	10.8
Utah	95	3,286,438	0.7
Vermont	49	971,607	0.2
Virginia	679	10,089,794	2.1
Washington	893	12,539,494	2.6
West Virginia	87	1,336,129	0.3
Wisconsin	341	4,935,803	1.0
Wyoming	8	109,882	*
Other	198	4,082,214	0.8

Total	29,569	$482,381,989	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	15,707	$209,627,317	43.5%
Other Repayment Options(1)	11,259	196,944,105	40.8
Income-driven Repayment(2)	2,603	75,810,567	15.7

Total	29,569	$482,381,989	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 214 loans with an aggregate outstanding principal balance of $7,919,527 currently in an interest-only period.  These interest-only loans represent approximately 1.6% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	14,821	$199,341,919	41.3%
Unsubsidized	14,748	283,040,070	58.7

Total	29,569	$482,381,989	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	14	$500,315	0.1%
October 1, 1993 through June 30, 2006	29,555	481,881,674	99.9
July 1, 2006 and later	0	0	0.0

Total	29,569	$482,381,989	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	749	$9,815,875	2.0%
College Assist	1	4,265	*
Educational Credit Management Corporation	839	12,376,375	2.6
Great Lakes Higher Education Corporation	11,922	248,576,646	51.5
Illinois Student Assistance Comm	951	10,394,803	2.2
Kentucky Higher Educ. Asst. Auth.	2,217	26,351,603	5.5
Lousiana Office Of Student Financial Asst	481	6,183,874	1.3
Michigan Guaranty Agency	551	8,331,676	1.7
New York State Higher Ed Services Corp	5,969	75,740,099	15.7
Oklahoma Guaranteed Stud Loan Prog	470	6,488,016	1.3
Pennsylvania Higher Education Assistance Agency	2,025	28,790,665	6.0
Texas Guaranteed Student Loan Corp	3,393	49,328,795	10.2
United Student Aid Funds, Inc.	1	-703	*
Total	29,569	$482,381,989	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the related Significant Guarantor and/or from the Department of Education. None of the depositor, the sellers, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

ASCENDIUM EDUCATION SOLUTIONS, INC.

Ascendium Education Solutions, Inc. f/k/a Great Lakes Higher Education Guaranty Corporation (“Ascendium”) is a Wisconsin nonstock, nonprofit corporation, the sole member of which is Ascendium Education Group, Inc. f/k/a Great Lakes Higher Education Corporation (“Ascendium Education Group”).  Ascendium’s predecessor organization, Ascendium Education Group, was organized as a Wisconsin nonstock, nonprofit corporation and began guaranteeing student loans under the Higher Education Act in 1967.  Ascendium is the designated guaranty agency under the Higher Education Act for Wisconsin, Arkansas, Iowa, Minnesota, Montana, North Dakota, Ohio, South Dakota, Puerto Rico and the Virgin Islands.  On January 1, 2002, Ascendium Education Group (and Ascendium directly and through its support services agreement with Ascendium Education Group), outsourced certain aspects of its student loan program guaranty support operations to Great Lakes Educational Loan Services, Inc. (“GLELSI”).  Ascendium continues as the “guaranty agency” as defined in Section 435(j) of the Higher Education Act and continues its default aversion, claim purchase and compliance, collection support and federal reporting responsibilities as well as custody and responsibility for all revenues, expenses and assets related to that status.  The primary operations center for Ascendium Education Group and its affiliates (including Ascendium) is in Madison, Wisconsin, which includes operational staff offices for guaranty functions.  Ascendium also maintain offices in; Eagan, Minnesota; Aberdeen, South Dakota; and Indianapolis, Indiana. Ascendium will provide a copy of Ascendium Education Group’s most recent consolidated financial statements on receipt of a written request directed to 2501 International Lane, Madison, Wisconsin 53704, Attention: Chief Financial Officer.

United Student Aid Funds, Inc. (“USAF”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  USAF (i) maintained facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan  programs; and (iii) served as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USAF was the sole member of the Northwest Education Loan Association (“NELA”), a guarantor serving the states of Washington, Idaho and the Northwest. Ascendium Education Group became a member of USAF effective January 1, 2017.

Effective as of December 31, 2018, NELA was dissolved, with its remaining assets going to its sole member, USAF.  Immediately thereafter, USAF was merged into Ascendium.  Thus, the portfolios previously held by USAF and NELA are now held by Ascendium.

The information in the following tables has been provided to the Issuer from reports provided by or to the U.S. Department of Education and has not been verified by the Issuer, Ascendium, or the initial purchasers.  No representation is made by the Issuer, Ascendium, or the initial purchasers as to the accuracy or completeness of this information.  Prospective investors may consult the U.S. Department of Education Data Books and Web sites http://www2.ed.gov/finaid/prof/resources/data/opeloanvol.html and http://www.fp.ed.gov/pubs.html for further information concerning Ascendium or any other guaranty agency.

Guaranty Volume.  Pursuant to the SAFRA Act, part of the Health Care and Education Reconciliation Act of 2010, Ascendium, the former USAF, and the former NELA ceased issuing new loan guarantees on June 30, 2010. The most recent year for which the U.S. Department of Education has issued guaranty volume information is 2009. Ascendium issued $7.0 billion in new loan guarantees in that year.

Reserve Ratio.  The reserve ratios for Ascendium, the former USAF and the former NELA are as follows:

The Ascendium Portfolio*

Following are Ascendium’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the last five federal fiscal years:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2015	1.05%
2016	1.37%
2017	1.80%
2018	2.21%
2019	0.64%

1
In accordance with Section 428(c)(9) of the Higher Education Act, does not include loans transferred from the former Higher Education Assistance Foundation, Northstar Guarantee Inc., Ohio Student Aid Commission or Puerto Rico Higher Education Assistance Corporation.  (The minimum reserve fund ratio under the Higher Education Act is 0.25%.)

*	The percentages for 2015-2018 include only the Ascendium portfolio; the percentage for 2019 include the combined portfolios of Ascendium, USAF and NELA.

The U.S. Department of Education’s website at http://www.fp.ed.gov/pubs.html has posted reserve ratios for Ascendium for federal years 2014, 2015, 2016, 2017 and 2018 of 0.699%, 0.648% 0.608%, 0.827%, 1.000% and 1.480%, respectively. Ascendium believes the Department of Education has not calculated the reserve ratio in accordance with the Act and the correct ratio should be 0.94%, 1.05%, 1.37%, 1.80%  and 2.21% respectively, as shown above and as explained in the following footnote.  On November 17, 2006, the U.S. Department of Education advised Ascendium that beginning in Federal Fiscal Year 2006 it will publish reserve ratios that include loan loss provision and deferred revenues.  Ascendium believes this change more closely approximates the statutory calculation. According to the U.S. Department of Education, available cash reserves may not always be an accurate barometer of a guarantor’s financial health.

The Former USAF Portfolio Now Held by Ascendium

Following are USAF’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the last five federal fiscal years:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.277%
2015	0.251%
2016	0.308%
2017	0.350%
2018	0.363%

The Former NELA Portfolio Now Held by Ascendium

Following are NELA’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the last five federal fiscal years:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.377%
2015	0.295%
2016	0.373%
2017	0.430%
2018	0.460%

Claims Rate. The claims rate for Ascendium, USAF and NELA are as follows:

The Ascendium Portfolio*

For the past five federal fiscal years, Ascendium’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all Ascendium’s claims.  The actual claims rates are as follows:

Federal Fiscal Year	Claims Rate
2015	0.96%
2016	1.00%
2017	0.35%
2018	0.35%
2019	2.00%

The Former USAF Portfolio Now Held by Ascendium

For the past five federal fiscal years, USAF’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all USAF’s claims.  The actual claims rates are as follows:

Federal Fiscal Year	Claims Rate
2014	4.73%
2015	4.71%
2016	0.60%
2017	0.67%
2018	2.15%

As a result of various statutory and regulatory changes over the past several years, historical rates may not be an accurate indicator of current delinquency or default trends or future claims rates.

The Former NELA Portfolio Now Held by Ascendium

For the past five federal fiscal years, NELA’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all NELA’s claims.  The actual claims rates are as follows:

Federal Fiscal Year	Claims Rate
2014	1.37%
2015	0.60%
2016	1.31%
2017	0.63%
2018	1.52%

NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (“HESC”) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (FFELP).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP loans.

As a result of the 3/30/2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective 7/1/2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after 6/30/2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning 7/1/2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.

For the FFELP, HESC will continue to have the responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2017, HESC had total FFELP assets of approximately $160 million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $12.1 billion in original principal amount of loans outstanding.

Guarantee Volume.   As a result of HCERA, HESC has not guaranteed any loans in the last five federal fiscal years ended September 30.

Reserve Ratio.  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund Balance by the original principal amount of loans outstanding.  HESC’s reserve ratio for the last five federal fiscal years ending September 30 is as follows:

	Reserve Ratio as of Close of Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	0.31%	0.29%	0.32%	0.45%	0.60%

Recovery Rates.  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the past five federal fiscal years ending September 30 provided below uses the Department of Education’s calculation method:

	Recovery Rate Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	25.56%	22.74%	21.86%	24.86%	25.42%

Claims Rate.  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the past five federal fiscal years ending September 30 is as follows:

	Claims Rate Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	1.51%	1.52%	0.93%	0.62%	0.78%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site.

TEXAS GUARANTEED STUDENT LOAN CORPORATION

Guaranty Volume.  The following table sets forth the approximate aggregate principal amount of federally reinsured education loans (including loans under the Parent Loans for Undergraduate Students (“PLUS”) program but excluding Federal Consolidation Loans) that have first become guaranteed in each of the following federal fiscal years calculated by subtracting the prior year end Form 2000 Line AR1 from that of the current year.

	Stafford SLS and PLUS Loans Guaranteed
	Federal Fiscal Year (ending September 30)
	($ in millions)
Guarantor	2013	2014	2015	2016	2017
Texas Guaranteed Student Loan Corporation(1)	$-	$-	$-	$-	$-

(1)
Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC.  No representation is made by TGSLC as to the accuracy or completeness of the information.

Reserve Ratio.  The reserve ratio is determined by dividing its cumulative federal fund cash and investment reserves, by the original principal amount of the outstanding loans guaranteed.  The term “cumulative cash reserves” means the difference between sources and uses of monies in the federal reserve fund.  The following table sets forth the respective reserve ratio for the following fiscal years:

	Reserve Ratio
	Federal Fiscal Year (ending September 30)
Guarantor	2013	2014	2015	2016	2017
Texas Guaranteed Student Loan Corporation(1)	2.400%	2.610%	2.970%	3.600%	4.314%

(1)
Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC.  No representation is made by TGSLC as to the accuracy or completeness of the information.

Recovery Rates. Determined by dividing the cumulative amount recovered from borrowers (prior year total plus current year Form 2000 Lines MR 10,10A, 11A, 11B, 12A, 13A, 17,19 and 27) by the cumulative amount of default claims paid (Form 2000 Line AR 8).  The table below sets forth the recovery rates for the following fiscal years:

	Recovery Rate
	Federal Fiscal Year (ending September 30)
Guarantor	2013	2014	2015	2016	2017
Texas Guaranteed Student Loan Corporation(1)	92.1%	96.0%	103.9%	109.8%	114.7%

(1)
Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC.  No representation is made by TGSLC as to the accuracy or completeness of the information.

Claims Rate.  For the following federal fiscal years, the claims rate is as follows:

	Claims Rate
	Federal Fiscal Year (ending September 30)
	($ in millions)
Guarantor	2013	2014	2015	2016	2017
Texas Guaranteed Student Loan Corporation(1)	3.02%	2.67%	1.01%	1.53%	1.72%

(1)
Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC.  No representation is made by TGSLC as to the accuracy or completeness of the information.

Pursuant to the Health Care and Education Affordability Reconciliation Act which amended the Higher Education Act of 1965, the origination of federal student loans under FFELP after June 30, 2010 was discontinued.

Eligible FFELP loans selected for sale (“put”) to the Department of Education at the lenders option under provisions of The Ensuring Continued Access to Student Loans Act or consolidated into the Federal Direct Loan Program at the borrowers option under the Federal government’s temporary fiscal year 2012 initiative have been removed from Texas Guaranteed Student Loan Corporation’s portfolio.

Texas Guaranteed Student Loan Corporation (dba Trellis Company) can be contacted at P.O. Box 83100, Round Rock, Texas 78683 (Telephone: (800) 252-9743) or at www.trelliscompany.org.